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                                                                  EXECUTION COPY


                  11 3/4% Senior Deferred Coupon Notes due 2004

- --------------------------------------------------------------------------------
                          FIRST SUPPLEMENTAL INDENTURE

                          dated as of November 30, 1998

                                       to

                                    INDENTURE

                            dated as of June 30, 1994

                                     between

- --------------------------------------------------------------------------------
                   BUILDING MATERIALS CORPORATION OF AMERICA,

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee


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         This FIRST SUPPLEMENTAL INDENTURE to the Indenture (as defined below)
(the "First Supplemental Indenture") is dated as of November 30, 1998, is made by and between BUILDING MATERIALS CORPORATION OF AMERICA, a Delaware corporation (the "Company"), having its principal office at 1361 Alps Road, Wayne, New Jersey 07470, and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee"), and amends the Indenture, dated as of June 30, 1994, between the Company and the Trustee (the "Indenture"), relating to the 11-3/4% Senior Deferred Coupon Notes due 2004 of the Company.

                                R E C I T A L S:

         A. Pursuant to the Indenture, the Company issued $310,000,000 in aggregate principal amount at maturity of its 11-3/4% Senior Deferred Coupon Notes due 2004 (the "Securities").

         B. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         C. Section 9.02 of the Indenture provides that the Company, when authorized by resolution of its Board of Directors, and the Trustee, upon the written consent of the holders of a majority in aggregate principal amount of Securities then outstanding (a "Majority Consent"), may amend or supplement the Securities and the Indenture, as set forth below.

         NOW, THEREFORE, it is hereby agreed as follows:

                  1. Pursuant to Section 9.02 of the Indenture, and subject to Paragraph 5 below, the Indenture is hereby amended as follows:

                           The definition of "Consolidated Net Income (Loss)"
                  set forth in Section 1.01 of the Indenture is amended by adding the following sentence to the end of such definition:

                           "In determining Consolidated Net Income (Loss), gains or losses resulting from the early retirement, extinguishment or refinancing of indebtedness for money borrowed, including any fees and expenses associated therewith, shall be deducted or added back, respectively."

         2. Confirmation. This First Supplemental Indenture and the Indenture shall henceforth be read together. Except as expressly set forth herein, the Indenture shall remain unchanged and is in all respects confirmed and preserved.

         3. Counterparts. This First Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.



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         4.       Effectiveness of Amendment. The amendment to the Indenture set forth in Paragraph 1 of this First Supplemental Indenture shall become effective upon (i) the execution of this First Supplemental Indenture and (ii) the receipt of the Majority Consent.

         5. Governing Law. This First Supplemental Indenture shall be governed by the laws of the State of New York without regard to the principles of conflicts of laws.

                            [signature page follows]



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         IN WITNESS WHEREOF, the parties hereto caused this First Supplemental
Indenture to be signed and acknowledged by their respective officers thereunto duly authorized as of the day and year first-above written.

                                     BUILDING MATERIALS CORPORATION OF
                                     AMERICA, as Issuer

                                     By:    /s/ Susan B. Yoss
                                           --------------------------
                                     Name:      Susan B. Yoss

                                     Title:  Vice President and Treasurer

                                     THE BANK OF NEW YORK, as Trustee

                                     By:    /s/ Robert Massimillo
                                           --------------------------
                                     Name:      Robert Massimillo

                                     Title:  Assistant Vice President


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